________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2003


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-10109.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from April 1, 2003 to April 30, 2003 (the "Operating Reports") are filed as Exhibits 99.1 through
99.8 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.

Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for April 2003
99.2           United States Trustee Report of American Sintered Technologies, Inc. for April 2003
99.3           United States Trustee Report of Custom Technologies Corp. for April 2003
99.4           United States Trustee Report of Escast, Inc. for April 2003
99.5           United States Trustee Report of Fansteel Holdings, Inc. for April 2003
99.6           United States Trustee Report of Phoenix Aerospace Corp. for April 2003
99.7           United States Trustee Report of Washington Manufacturing Co. for April 2003
99.8           United States Trustee Report of Wellman Dynamics Corp. for April 2003


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  May 29, 2003

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

Monthly Operating Report
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
Required Documents
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        5/22/2003
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 3,960,396       $ 3,913,450        $ 62,752,016    $ 63,743,747
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -           2,350,183       2,200,000
intercompany Transfers                 630,230           (75,000)          2,340,034       3,262,580
Other                                   57,562            39,000           6,175,043       5,925,057

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  4,648,188         3,877,450          73,617,276      75,131,384
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            788,975           847,350          11,952,122      12,431,591
Payroll Taxes                          593,416           520,150           5,721,255       5,798,048
Accounts Payable                     1,691,748         3,559,874          28,071,235      30,501,092
Profit Sharing / Pension               211,655           287,834           2,412,730       2,695,781
Insurance                              734,610           851,465           9,387,253      10,410,051
Commissions                             63,329           125,900           1,684,407       1,942,265
Utilities                              253,196           271,970           3,406,829       3,122,506
Leases / Rents                          45,781            56,036             482,162         633,345
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           519,643           935,434           6,329,335       7,414,464
Capital Expenditures                     7,650            18,000             486,262         555,300
US Trustee Fees                              -                 -              35,250          36,250
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements             4,910,003         7,474,012          69,608,840      75,540,693
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                     $   (261,815)    $  (3,596,562)      $   4,008,436     $  (409,309)
-------------
                                 ==============   ===============     ===============   =============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
 Petty Cash                             N/A        Petty cash               $    7,680

   National City Bank              884096887        Operational              4,240,095

   National City - Schulz           18082912        Disbursement                     -

   National City - Schulz         5300011495        Payroll                          -

   National City - CBCA                    0        Health Insurance           (79,884)

   Corporate Payroll                       0        Clearing                         -

   First Midwest Bank                0173906        Petty Cash                   1,124

   Mellon Bank                       0111587        Operational                      -

   National City Bank              884157627        Blocked                    926,661

   National City Bank              884096879        Payroll                          -

   National City Bank              884157643        Benefit Bank                     -

   National City Bank              884096908        Health Insurance            (7,597)

   Schulz Escrow Account           884264502        Schulz Sale                567,799

   National City                   884096772        Operational               (102,414)

   Mellon Bank                       1465820        Payroll                          -

   National City Bank              884096799        Disbursement                  (789)

   Bank One                        261379147        Payroll                      4,670

   National City Bank              884156747        Disbursements               (4,058)

   Payroll Clearing                        -        Clearing                         -

   National City Bank               18081568        Disbursement              (139,448)

   National City Bank               18081576        Payroll                     23,174

   National City Bank              884096780        Operational                (54,177)

   Hancock Bank                   01-0101494        Payroll                     17,792

   Bancorp South                    06582837        Operational                 13,334

   National City                   658912591        Payroll                     32,818

                                                                           -----------
                                                                            $5,446,780
                                                                           ===========

Bank reconciliations are available.



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ---------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                  April, 2003       FILING TO DATE
                                                --------------      ----------------
Gross Sales                                       $ 3,442,074        $ 60,321,654
Less: Defective mat'l returned                              -                   -
        Sales allowances                                    -             161,349
        Cash discounts                                 17,379             317,082
                                                --------------      --------------
           Total sales deductions                      17,379             478,431
                                                --------------      --------------
        NET SALES                                   3,424,695          59,843,223
                                                --------------      --------------
Cost of Sales                                       2,877,797          58,314,739
                                                --------------      --------------
        GROSS PROFIT                                  546,898           1,528,484
                                                --------------      --------------
Selling, General & Admin. Expense
    Selling expense                                   244,983           4,374,114
    General & Admin. expense                          621,196           9,197,772
    Corporate Fees                                   (247,000)         (3,194,856)
                                                --------------      --------------
      Total S G & A and Environ. Expense              619,179          10,377,030
                                                --------------      --------------
        OPERATING INCOME                              (72,281)         (8,848,546)
                                                --------------      --------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in
         Subsidiaries                                       -            (968,257)
    Other Income (Expense)                              4,000          10,772,884
    Interest Income (Expense)                         (47,126)           (462,742)
                                                --------------      --------------
        Other Income (Expense)                        (43,126)          9,341,885
                                                --------------      --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             (115,407)            493,339
                                                --------------      --------------
REORGANIZATION ITEMS
    Professional Fees                                 720,807           4,475,709
    US Trustee Quarterly Fees                               -              35,250
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    720,807           4,510,959
                                                --------------      --------------
INCOME (LOSS) BEFORE TAXES                           (836,214)         (4,017,620)

Provision for Taxes                                   (23,000)            416,000
                                                --------------      --------------
NET INCOME (LOSS)                               $    (813,214)      $  (4,433,620)
                                                ==============      ==============

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                         4/30/03            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     4,878,981      $  1,438,344
    Restricted cash and cash equivalents                     567,799                 -
    Accounts receivable - net                              6,717,048        14,281,299
    Inventories -net                                       5,696,567        13,747,533
    Other assets - current                                 1,736,210           805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           19,596,605        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    intercompany receivable                               36,363,883        35,224,200
    Investment in subsidiaries                             6,880,855        11,970,175
    Other                                                  6,605,402           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             49,850,140        47,314,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              5,021,497         4,925,497
    Machinery and equipment                               36,578,244        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            41,981,089        41,258,055
    Less: Accum. depreciation and amortization            35,580,932        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,400,157         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    75,846,902      $ 84,298,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                       4/30/03            1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       3,348,948                 -
    Accrued liabilities                                    6,711,153                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                      10,060,101                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                          -                 -
    intercompany payable                                   2,592,591                 -
    Long-term pension liability                            8,221,069                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                        10,813,660                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          20,873,761                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt 1                                          870,952         5,336,367
    Unsecured debt                                        74,690,882        87,314,733
    intercompany payable                                  26,579,677        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          102,141,511       120,550,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        123,015,272       120,550,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (19,511,003)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (4,433,620)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (47,168,370)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $    75,846,902      $ 84,298,060
                                                     ===============      ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
---------------------------------------------------------------------------------------------
Withholding                          50,370          153,107       194,960        10,517
FICA-Employee                        29,745           78,564       105,105         3,204
FICA-Employer                        29,746           78,562       105,105         3,203
Unemployment                          9,570            1,574        16,785        (5,641)
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                ----------------------------------------------------------
   TOTAL FEDERAL TAXES           $  121,431         $311,807      $421,955    $   11,283
                                ----------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          28,626           40,749        52,380        16,995
Unemployment                         53,957           18,272       119,081       (46,852)
Sales                                50,364            4,954         2,101        53,217
Income Tax                                0                0             0             0
Real Property                       103,132           27,011             0       130,143
Personal Property                    23,768            1,500             0        25,268
Other: Local                            102             (102)            0             0
                                ----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES    $  259,949       $   92,384      $173,562    $  178,771
                                ----------------------------------------------------------
TOTAL POST PETITION TAXES        $  381,380       $  404,191      $595,517    $  190,054
                                ==========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      3,348,948    0           0             0             0          3,348,948
Wages Payable                         2,215,707    0           0             0             0          2,215,707
Taxes Payable (Other than income)       190,054    0           0             0             0            190,054
Professional Fees                       839,116    0           0             0             0            839,116
Rent/Lease - Building                         0    0           0             0             0                  0
Rent/Lease - Equipment                        0    0           0             0             0                  0
Other Accrued Liabilities             3,466,276    0           0             0             0          3,466,276
Income Taxes Payable                          0    0           0             0             0                  0
Secured Debt                                  0    0           0             0             0                  0
intercompany Payable                  2,592,591    0           0             0             0          2,592,591
Other LT Liabilities                  8,221,069    0           0             0             0          8,221,069
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $20,873,761   $0          $0            $0            $0        $20,873,761
                                   ============================================================================

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

------------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax          State             Paid             Paid           or EFT
------------------------------------------------------------------------------------------
State Withholding           California      04/01/03          2,691           98843
State Withholding           California      04/10/03          2,811           98881
State Withholding           California      04/17/03          2,329           98924
State Withholding           California      04/23/03          2,741           98962
State Withholding           California      04/29/03          2,229           99037
State Withholding           Connecticut     04/01/03          1,058           98868
State Withholding           Connecticut     04/10/03          1,219           98655
State Withholding           Connecticut     04/17/03          1,242           98761
State Withholding           Connecticut     04/23/03          1,201           98798
State Withholding           Illinois        04/10/03          1,365           98888
State Withholding           Illinois        04/17/03          3,022           98937
State Withholding           Illinois        04/29/03          1,372           99046
State Withholding           Kentucky        04/10/03          2,851           98890
State Withholding           Kentucky        04/23/03             92           98968
State Withholding           Mississippi     04/10/03          4,016           98893
State Withholding           New Jersey      04/29/03            187           99055
State Withholding           Oklahoma        04/10/03          1,844           98898
State Withholding           Pennsylvania    04/01/03          4,693           98857
State Withholding           Pennsylvania    04/17/03          3,519           98944
State Withholding           Wisconsin       04/10/03            514           98907
State Withholding           Wisconsin       04/29/03            638           99069
Sales Tax - Monthly         Mississippi     04/17/03          1,734           98943
Sales Tax - Monthly         Ohio            04/24/03             24           98974
Sales Tax - Quarterly       California      04/24/03             35           98963
Sales Tax - Quarterly       Washington      04/24/03            309           98980
Unemployment                Federal         04/30/03         16,784            EFT
Unemployment                California      04/29/03         23,904           99038
Unemployment                Connecticut     04/29/03         20,547           99039
Unemployment                Illinois        04/29/03         10,368           99045
Unemployment                Kentucky        04/29/03          9,064           99048
Unemployment                Mississippi     04/29/03         11,798           99053
Unemployment                Oklahoma        04/29/03          5,196           99057
Unemployment                Pennsylvania    04/29/03         38,204           99059
FICA & Fed W/H              Federal         04/02/03         99,805            EFT
FICA & Fed W/H              Federal         04/09/03         76,640            EFT
FICA & Fed W/H              Federal         04/16/03         74,916            EFT
FICA & Fed W/H              Federal         04/23/03         65,294            EFT
FICA & Fed W/H              Federal         04/30/03         88,515            EFT
Local Withholidng           Pennsylvania    04/29/03         10,746            EFT
                                                           --------         2656 to 2669
TOTAL POST PETITION TAXES PAID                              595,517
                                                           ========




FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period           8,547,658
PLUS Amounts billed during the period                                        3,384,438
LESS Amounts collected during the period                                     3,960,396
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                $7,971,700
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                4,072,976
31-60 days old                                                               1,296,148
61-90 days old                                                               1,127,698
91+ days old                                                                 1,474,878
                                                                        ----------------
Total Accounts Receivable                                                    7,971,700
Amount considered uncollectible (bad debt)                                   1,359,823
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                  $6,611,877
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                  x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                          5/22/2003
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                ----------------
                                                             REPORTING PERIOD  April 30, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     ---------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    --------------
RECEIPTS
--------

A/R Collections               $1,027,593      $   958,000        $ 12,414,650      $ 12,396,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
intercompany Transfers          (154,511)        (150,000)         (1,403,996)        (796,000)
Other                              1,995                -              18,180             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              875,077          808,000          11,028,834        11,601,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                      146,029          102,000           1,527,270         1,532,788
Payroll Taxes                     80,775           40,000             760,673           638,317
Accounts Payable                 578,835          700,000           7,803,995         7,720,714
Profit Sharing / Pension               -                -                   -                 -
Insurance                          2,484            5,000             284,137           375,412
Commissions                       42,424           24,000             422,927           390,892
Utilities                         30,987           26,000             325,331           414,925
Leases / Rents                         -                -                   -                 -
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
Capital Expenditures                   -                -               1,741             2,000
US Trustee Fees                    5,000            5,000              20,250            20,250
Court Costs                            -                -                   -                 -
                              -----------   --------------     ---------------    --------------
     Total disbursements         886,534          902,000          11,146,324        11,095,298
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                 $  (11,457)   $      94,000      $     (117,490)    $     506,341
-------------                 ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  Petty Cash                                 N/A       Petty cash     $    300

  National City Bank of PA                239732043    Payroll          47,587

  National City Bank                      884096860    Disbursement   (147,424)

                                                       $     -               -

                                                       $     -               -

                                                                      ---------
                                                                      $(99,537)
                                                                      =========

Bank reconciliations are available.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                            April 2003         FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $   804,299         $12,861,903
Less: Defective mat'l returned                         -                   -
         Sales allowances                              -               9,037
         Cash discounts                            5,804              76,615
                                          ---------------    ----------------
            Total sales deductions                 5,804              85,652
                                          ---------------    ----------------

         NET SALES                               798,495          12,776,251
                                          ---------------    ----------------

Cost of Sales                                    661,880          10,496,759
                                          ---------------    ----------------

         GROSS PROFIT                            136,615           2,279,492
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               49,122             861,735
    General & Admin. expense                      28,740             494,433
    Corporate Fees                                34,000             208,355
                                          ---------------    ----------------
      Total S G & A and Environ. Expense         111,862           1,564,523
                                          ---------------    ----------------

         OPERATING INCOME                         24,753             714,969
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                                   -              (3,435)
                                          ---------------    ----------------
         Other Income (Expense)                        -              10,466
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          24,753             725,435
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             26,000             279,750
    US Trustee Quarterly Fees                      5,000              20,250
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               31,000             300,000
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                        (6,247)            425,435

Provision for Taxes                               (2,000)            159,000
                                          ---------------    ----------------

NET INCOME (LOSS)                               $ (4,247)          $ 266,435
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                      4/30/03         1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              ($99,537)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                          1,274,958        894,078
    Inventories -net                                     439,918        549,646
    Other assets - current                                28,886          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,644,225      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    intercompany receivable                            1,451,233              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,658,293      2,207,060
                                                    ------------    ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,774,346      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,706,383      5,704,900
    Less: Accum. depreciation and amortization         2,701,154      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           3,005,229      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 8,307,747    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                     4/30/03         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     659,170              -
    Accrued liabilities                                  455,389              -
    Accrued income taxes                                 154,133              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                   1,268,692              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    intercompany payable                                  33,547              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        33,547              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                       1,302,239              -
                                                   ------------    ------------


LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,056,640      1,056,640
    Priority debt 1                                      154,826        306,530
    Unsecured debt                                       760,798      1,206,760
    intercompany payable                               4,381,637      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,353,901      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,656,140      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     266,435              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    651,607        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $ 8,307,747    $ 7,323,049
                                                    ============    ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                                 0           17,165         17,165              0
FICA-Employee                           3,099           10,659         10,942          2,816
FICA-Employer                           3,101           10,658         10,942          2,817
Unemployment                            4,171           (1,360)         2,492            319
Income Tax                            137,133           (2,000)             0        135,133
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -------------------------------------------------------------
   TOTAL FEDERAL TAXES               $147,504          $35,122        $41,541       $141,085
                                  -------------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                             2,927            5,456          7,929            454
Unemployment                           22,286           13,440         31,305          4,421
Sales                                       0                0              0              0
Income Tax                             19,000            1,000              0         19,000
Real Property                          (5,263)           1,808              0         (3,455)
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $38,950          $20,704        $39,234        $20,420
                                  -------------------------------------------------------------
                                  -------------------------------------------------------------
TOTAL POST PETITION TAXES            $186,454          $55,826        $80,775       $161,505
                                  =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


---------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ----------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
---------------------------------------------------------------------------------------------------------------------

Accounts Payable                       659,170         0         0            0             0             659,170
Wages Payable                          338,741         0         0            0             0             338,741
Taxes Payable (Other than income)        7,372         0         0            0             0               7,372
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities              109,276         0         0            0             0             109,276
Income Taxes Payable                   154,133         0         0            0             0             154,133
Secured Debt                                 0         0         0            0             0                   0
intercompany Payable                    33,547         0         0            0             0              33,547
Other LT Liabilities                         0         0         0            0             0                   0
                                   ----------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $1,302,239        $0        $0           $0            $0          $1,302,239
                                   ==================================================================================


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           04/09/03       $20,924                EFT
FICA and Federal           04/23/03        18,125                EFT
State withholding          04/15/03         2,129               12760
State withholding          04/30/03         1,876               12902























                                      ------------
TOTAL POST PETITION TAXES PAID            $80,775
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $1,511,128
PLUS Amounts billed during the period                                    796,521
LESS Amounts collected during the period                               1,027,593
                                                                      ----------
Total Accounts Receivable at the end of the reporting period          $1,280,056
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                          1,073,792
31-60 days old                                                           200,259
61-90 days old                                                             1,178
91+ days old                                                               4,827
                                                                      ----------
Total Accounts Receivable                                              1,280,056
Amount considered uncollectible (bad debt)                                 5,098
                                                                      ----------
Accounts Receivable (Net) at the end of the current period            $1,274,958
                                                                      ==========



DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                               x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT

                                                                         DOCUMENT          EXPLANATION
                                                            FORM NO.      ATTACHED          ATTACHED
                                                          ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements               MOR 1          Attached
    Bank Reconciliations                                  MOR 1 (cont)   None
    Copies of bank statements                                            None
    Cash disbursement journals                                           None
Statement of operations                                   MOR 2          Attached
Balance Sheet                                             MOR 3          Attached
Status of Postpetition Taxes                              MOR 4          None
    Copies of payment receipts                                           None
    Copies of tax returns filed during reporting period                  None
Summary of Unpaid Postpetition Debts                      MOR 4          None
    Listing of aged accounts payable                                     None
Accounts Receivable Reconciliation and Aging              MOR 5          None
Debtor Questionnaire                                      MOR 5          Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                           5/22/2003
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual



CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $         -       $         -        $          -    $          -
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -                   -               -
Intercompany Transfers                     250               250               1,250           1,250
Other                                        -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                        250               250               1,250           1,250
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                                  -                 -                   -               -
Payroll Taxes                                -                 -                   -               -
Accounts Payable                             -                 -                   -               -
Profit Sharing / Pension                     -                 -                   -               -
Insurance                                    -                 -                   -               -
Commissions                                  -                 -                   -               -
Utilities                                    -                 -                   -               -
Leases / Rents                               -                 -                   -               -
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy                 -                 -                   -               -
US Trustee Fees                            250               250               1,250           1,250
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements                   250               250               1,250           1,250
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                     $          -     $           -       $           -     $         -
-------------
                                 ==============   ===============     ===============   =============



CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                -----------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                            April 2003         FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $         -         $         -
Less: Defective mat'l returned                         -                   -
         Sales allowances                              -                   -
         Cash discounts                                -                   -
                                          ---------------    ----------------
            Total sales deductions                     -                   -
                                          ---------------    ----------------

         NET SALES                                     -                   -
                                          ---------------    ----------------

Cost of Sales                                          -                   -
                                          ---------------    ----------------

         GROSS PROFIT                                  -                   -
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                                    -                   -
    General & Admin. expense                           -                   -
    Corporate Fees                                  (250)             (1,250)
                                          ---------------    ----------------
      Total S G & A and Environ. Expense            (250)             (1,250)
                                          ---------------    ----------------

         OPERATING INCOME                            250               1,250
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Income (Loss) from Investments
      in Subsidiaries                                  -          (1,255,380)
    Interest Expense                                   -                   -
                                          ---------------    ----------------
         Other Income (Expense)                        -          (1,255,380)
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             250          (1,254,130)
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                                  -                   -
    US Trustee Quarterly Fees                        250                 250
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items                  250               1,250
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                             -          (1,255,380)

Provision for Taxes                                    -                   -
                                          ---------------    ----------------

NET INCOME (LOSS)                          $           -      $   (1,255,380)
                                          ===============    ================



CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                -----------------


BALANCE SHEET (MOR -3)
                                                           4/30/03                 1/15/02
                                                       ---------------          --------------
ASSETS
----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              $           0           $           -
    Restricted cash and cash equivalents                            -                       -
    Accounts receivable - net                                       -                       -
    Inventories -net                                                -
    Other assets - current                                          -                       -
                                                        --------------          --------------
           TOTAL CURRENT ASSETS                                     -                       -
                                                        --------------          --------------
OTHER ASSETS
    Deferred income taxes                                           -                       -
    intercompany receivable                             $   1,332,139               1,332,139
    Investment in subsidiaries                             38,374,978              39,630,358
    Other                                                           -                       -
                                                        --------------          --------------
           TOTAL OTHER ASSETS                              39,707,117              40,962,497
                                                        --------------          --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                            -                       -
    Buildings                                                       -                       -
    Machinery and equipment                                         -                       -
                                                        --------------          --------------
           Total property, plant and equipment                      -                       -
    Less: Accum. depreciation and amortization                      -                       -
                                                        --------------          --------------
           NET PROPERTY, PLANT AND EQUIPMENT                        -                       -
                                                        --------------          --------------
TOTAL ASSETS                                            $  39,707,117           $  40,962,497
                                                        ==============          ==============


LIABILITIES & SHAREHOLDERS' EQUITY                          4/30/03                 1/15/02
----------------------------------------------------    --------------          --------------
LIABILITIES (POSTPETITION)
----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                   $           -           $           -
    Accounts payable                                                -                       -
    Accrued liabilities                                             -                       -
    Accrued income taxes                                            -                       -
    Dividends payable                                               -                       -
                                                        --------------          --------------
           TOTAL CURRENT LIABILITIES                                -                       -
                                                        --------------          --------------
LONG-TERM DEBT - SECURED                                            -                       -
                                                        --------------          --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                       -                       -
    Deferred income taxes                                           -                       -
    intercompany payable                                            -                       -
    Long-term pension liability                                     -                       -
                                                        --------------          --------------
           TOTAL OTHER LIABILITIES                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (POSTPETITION)                                    -                       -
                                                        --------------          --------------



LIABILITIES (PREPETITION)
----------------------------------------------------
    Secured debt                                                    -                       -
    Priority debt                                                   -                       -
    Unsecured debt                                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (PREPETITION)                                     -                       -
                                                        --------------          --------------
TOTAL LIABILITIES                                                   -                       -
                                                        --------------          --------------

SHAREHOLDERS' EQUITY
    Common stock                                                1,000                   1,000
    Capital in excess of par value                         23,380,700              23,380,700
    Equity - unearned compensation                                  -                       -
    Minimum pension liability adjustment                            -                       -
    Foreign currency translation adjustment                         -                       -
    Retained earnings - prepetition                        17,580,797              17,580,797
    Retained earnings - postpetition                       (1,255,380)                      -
                                                        --------------          --------------
           TOTAL SHAREHOLDERS' EQUITY                      39,707,117              40,962,497
                                                        --------------          --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $  39,707,117           $  40,962,497
                                                        ==============          ==============


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                -----------------



DEBTOR QUESTIONNAIRE (MOR - 5)                                                   YES       NO
                                                                                ------   ------
1.  Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation
    below.                                                                                 x


2.  Have any funds been disbursed from any accounts other than a debtor in possession account in this reporting period? If yes, provide an
    explanation below.                                                                    x


3.  Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                            x


4.  Are workers compensation, general liability and other necessary
    insurance coverages in effect? If no, provide an explanation below.           x


                                                                                EXHIBIT 99.4


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                         5/22/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   2,056,437     $  1,580,000     $  19,584,659    $  18,921,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -            29,359           25,000
intercompany Transfers             (514,317)        (375,000)         (793,430)        (675,000)
Other                                   354                -             6,732                -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,542,474        1,205,000        18,827,320       18,271,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          89,619           71,491         1,334,676        1,292,106
Payroll Taxes                        36,276           25,874           510,727          489,887
Accounts Payable                  1,348,389        1,177,127        16,477,923       15,385,724
Profit Sharing / Pension                  -                -            15,128           15,000
Insurance                                 -                -            50,624           56,435
Commissions                          45,504           36,000           417,101          444,000
Utilities                             9,017            8,700           150,637          127,413
Leases / Rents                        6,903            7,700            92,604           90,796
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
Capital Expenditures                 14,504           70,000            42,544           98,000
US Trustee Fees                       8,000            8,000            32,250           32,250
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements          1,558,211        1,404,892         19,124,214      18,031,611
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $     (15,737)     $  (199,892)     $   (296,894)   $     240,163
-------------                 ==============    =============    ==============   ==============



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
                                        -------------    -----------------      --------------
   Petty Cash                           N/A              Petty cash             $       500

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement              (234,473)

   Bank One                             2135-439-0104    Payroll                     12,130

   Texas Commerce Bank                  85808720641      Disbursement                   506

   Restricted Cash Florida                               Restricted                  29,359

                                                                                --------------
                                                                                $  (191,978)
                                                                                ==============
Bank reconciliations are available.



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                      Month of       CUMULATIVE
                                                   April, 2003     FILING TO DATE
                                                  --------------   --------------
Gross Sales                                       $  1,819,717      $ 21,382,291
Less: Defective mat'l returned                             108            19,894
         Sales allowances                                1,041            13,870
         Cash discounts                                  6,901           124,056
                                                  -------------     -------------
            Total sales deductions                       8,050           157,820
                                                  -------------     -------------

         NET SALES                                   1,811,667        21,224,471
                                                  -------------     -------------

Cost of Sales                                        1,330,184        17,026,238
                                                  -------------     -------------

         GROSS PROFIT                                  481,483         4,198,233
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     61,914           929,565
    General & Admin. expense                            70,100           905,459
    Corporate Fees                                      56,000           725,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               188,014         2,560,524
                                                  -------------     -------------

         OPERATING INCOME                              293,469         1,637,709
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries            -           171,737
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                              -           171,737
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                               293,469         1,809,446
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   44,000           560,750
    US Trustee Quarterly Fees                            8,000            32,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     52,000           593,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                             241,469         1,216,446

Provision for Taxes                                     90,486           410,083
                                                  -------------     -------------

NET INCOME (LOSS)                                 $    150,983      $    806,363
                                                  =============     =============


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------


BALANCE SHEET (MOR-3)
                                                                   4/30/03            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                          ($221,337)      $   104,916
    Restricted cash and cash equivalents                               29,359                 -
    Accounts receivable - net                                       2,552,058           956,901
    Inventories -net                                                1,326,104         1,085,331
    Other assets - current                                                  -            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     3,686,184         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                                   -           575,991
    intercompany receivable                                         1,319,693           316,912
    Investment in subsidiaries                                      2,790,894         2,619,157
    Other                                                               1,739                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       4,112,326         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                               68,653            68,653
    Buildings                                                          96,949            84,942
    Machinery and equipment                                         4,340,851         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,506,453         4,454,513
    Less: Accum. depreciation and amortization                      2,116,265         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,390,188         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                      $10,188,698       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                 4/30/03            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                          $            -       $         -
    Accounts payable                                                  707,530                 -
    Accrued liabilities                                               360,235                 -
    Accrued income taxes                                              331,075                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                1,398,840                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    intercompany payable                                              209,351                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    209,351                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                    1,608,191                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt 1                                                    21,612           116,378
    Unsecured debt                                                  1,098,409         1,463,413
    intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     1,959,846         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   3,568,037         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                  806,363                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               6,620,661         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $  10,188,698       $ 8,233,914
                                                                =============       ===========

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------


STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
------------------------------------------------------------------------------------------------------
Withholding                            1,212           16,768         16,419              1,561
FICA-Employee                              0            9,408          9,408                  0
FICA-Employer                             55            9,408          9,378                 85
Unemployment                              96               31             31                 96
Income Tax                           242,089           88,986              0            331,075
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   -------------------------------------------------------------------
   TOTAL FEDERAL TAXES              $243,452         $124,601        $35,236           $332,817
                                   -------------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                              876              800            800                876
Unemployment                             528              240            240                528
Sales                                  2,026                0              0              2,026
Income Tax                                 0            1,500          1,500                  0
Real Property                          3,638                0              0              3,638
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   -------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $7,068           $2,540         $2,540             $7,068
                                   -------------------------------------------------------------------
                                   -------------------------------------------------------------------
TOTAL POST PETITION TAXES           $250,520         $127,141        $37,776           $339,885
                                   ===================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      707,530         0              0             0                0               707,530
Wages Payable                         143,368         0              0             0                0               143,368
Taxes Payable (Other than income)       8,810         0              0             0                0                 8,810
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities             208,057         0              0             0                0               208,057
Income Taxes Payable                  331,075         0              0             0                0               331,075
Secured Debt                                0         0              0             0                0                     0
intercompany Payable                  209,351         0              0             0                0               209,351
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS           $1,608,191        $0             $0            $0               $0            $1,608,191
                                 ===========================================================================================


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-----------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
-----------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                          36,276              EFT
      each week.
State Income Tax - Texas                   04/29/03         1,500             099066





















                                                         ---------
TOTAL POST PETITION TAXES PAID                            $37,776
                                                         =========


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  2,791,288
PLUS Amounts billed during the period                                          1,811,667
LESS Amounts collected during the period                                       2,056,437
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  2,546,518
                                                                            ============

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------
0-30 days old                                                                  2,776,414
31-60 days old                                                                   207,812
61-90 days old                                                                    13,553
91+ days old                                                                      48,739
                                                                            ------------
Total Accounts Receivable                                                      2,546,518
Amount considered uncollectible (bad debt)                                        13,842
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  2,532,676
                                                                            ============


DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
----------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                     No

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                        No

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes

4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------

REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                            5/22/2003
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
intercompany Transfers                  250           250         1,250         1,250
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                     250           250         1,250         1,250
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     17            18           275           275
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                         250           250         1,250         1,250
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                267           268         1,525         1,525
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (17)   $      (18)   $     (275)   $     (275)
-------------                    ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    April 30, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational    $   610

                                                                            -

                                                                            -
                                                                      ----------
                                                                      $   610
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    April 30, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     Month of            CUMULATIVE
                                                   April, 2003         FILING TO DATE
                                                 ---------------      -----------------
Gross Sales                                        $          -         $          -
Less: Defective mat'l returned                                -                    -
         Sales allowances                                     -                    -
         Cash discounts                                       -                    -
                                                 ---------------      -----------------
            Total sales deductions                            -                    -
                                                 ---------------      -----------------
         NET SALES                                            -                    -
                                                 ---------------      -----------------
Cost of Sales                                                 -                    -
                                                 ---------------      -----------------
         GROSS PROFIT                                         -                    -
                                                 ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                           -                    -
    General & Admin. expense                                483                8,479
    Corporate Fees                                         (250)              (1,250)
                                                 ---------------      -----------------
      Total S G & A and Environ. Expense                    233                7,229
                                                 ---------------      -----------------

         OPERATING INCOME                                  (233)              (7,229)
                                                 ---------------      -----------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries             -           (1,427,117)
    Interest Expense                                          -                    -
                                                 ---------------      -----------------
         Other Income (Expense)                               -           (1,427,117)
                                                 ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                   (233)          (1,434,346)
                                                 ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                         -                    -
    US Trustee Quarterly Fees                               250                1,250
    (Gain) Loss from sale of equipment                        -                    -
    Other Reorganization Expenses                             -                    -
                                                 ---------------      -----------------
         Total Reorganization Items                         250                1,250
                                                 ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                                 (483)          (1,435,596)

Provision for Taxes                                           -                    -
                                                 ---------------      -----------------
NET INCOME (LOSS)                                  $       (483)        $ (1,435,596)
                                                 ===============      =================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                    4/30/03           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        610      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories -net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           610               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    intercompany receivable                                 -                 -
    Investment in subsidiaries                     35,876,225        37,303,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      35,876,225        37,303,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 35,876,835      $ 37,304,227
                                                 =============    ==============
LIABILITIES & SHAREHOLDERS' EQUITY                  4/30/03           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt            $          -      $          -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    intercompany payable                                5,774                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      5,774                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        5,774                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                           -             1,000
    Unsecured debt                                          -                 -
    intercompany payable                           30,857,357        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,357        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,863,131        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 6,449,300         6,449,300
    Retained earnings - postpetition               (1,435,596)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               5,013,704         6,449,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $ 35,876,835      $ 37,304,227
                                                 =============    ==============




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    April 30, 2003
                                                                                ----------------


SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
intercompany Payable                   5,774         0            0            0              0            5,774
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $5,774        $0           $0           $0             $0           $5,774
                                 ======================================================================================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    April 30, 2003
                                                                                ----------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.6


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT
                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          Attached     No
    Bank Reconciliations                                  MOR 1 (cont)   None         No
    Copies of bank statements                                            None         No
    Cash disbursement journals                                           None         No
Statement of operations                                   MOR 2          Attached     No
Balance Sheet                                             MOR 3          Attached     No
Status of Postpetition Taxes                              MOR 4          None         No
    Copies of payment receipts                                           None         No
    Copies of tax returns filed during reporting period                  None         No
Summary of Unpaid Postpetition Debts                      MOR 4          None         No
    Listing of aged accounts payable                                     None         No
Accounts Receivable Reconciliation and Aging              MOR 5          None         No
Debtor Questionnaire                                      MOR 5          Attached     No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                            5/22/2003
--------------------------------------------     ------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     ------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
intercompany Transfers                  250           250         1,250         1,250
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                     250           250         1,250         1,250
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                      -             -             -             -
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                         250           250         1,250         1,250
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                250           250         1,250         1,250
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $        -    $        -    $        -    $        -
-------------                    ===========  ============   ===========  =============



PHOENIX AEROSPACE CORP.                               CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  April 30, 2003
                                                              -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of         CUMULATIVE
                                             April, 2003        FILING TO DATE
                                             --------------    ----------------

Gross Sales                                    $        -         $         -
Less: Defective mat'l returned                          -                   -
        Sales allowances                                -                   -
        Cash discounts                                  -                   -
           Total sales deductions             ------------      ---------------
                                                        -                   -
                                              ------------      ---------------

        NET SALES                                       -                   -
                                              ------------      ---------------

Cost of Sales                                     (5,444)             (84,387)
                                              ------------      ---------------

        GROSS PROFIT                               5,444               84,387
                                              ------------      ---------------

Selling, General & Admin. Expense
    Selling expense                                     -                   -
    General & Admin. expense                            -                   -
    Corporate Fees                                   (250)             (1,250)
                                              ------------      ---------------
      Total S G & A and Environ. Expense             (250)             (1,250)
                                              ------------      ---------------

        OPERATING INCOME                            5,694              85,637
                                              ------------      ---------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                   -
    Interest Expense                                    -                   -
                                              ------------      ---------------
       Other Income (Expense)                           -                   -
                                              ------------      ---------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           5,694               85,637
                                              ------------      ---------------

REORGANIZATION ITEMS
    Professional Fees                                   -                   -
    US Trustee Quarterly Fees                         250               1,250
    (Gain) Loss from sale of equipment                  -                   -
    Other Reorganization Expenses                       -                   -
                                              ------------      ---------------
        Total Reorganization Items                    250               1,250
                                              ------------      ---------------

INCOME (LOSS) BEFORE TAXES                          5,444              84,387

Provision for Taxes                                     -                   -
                                              ------------      ---------------

NET INCOME (LOSS)                              $    5,444        $     84,387
                                              ============      ===============




PHOENIX AEROSPACE CORP.                               CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  April 30, 2003
                                                              -----------------

BALANCE SHEET (MOR-3)

                                                   4/30/03          1/15/02
                                                 ------------     ------------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories -net                                      -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    intercompany receivable                         564,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       564,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       52,504             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        672,496            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,236,496       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 4/30/03          1/15/02
------------------------------------------       ------------     ------------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    intercompany payable                                  -                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                        -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                          -                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                         -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                 84,387                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,236,496          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,236,496       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                -----------------

DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                          YES             NO
--------------------------------------------------------------------------------------------------

1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                                        X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                                        X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.                           X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                                  X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.7

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         5/22/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $  1,201,569      $ 1,035,000       $ 16,337,209     $   16,794,216
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
intercompany                                 56,775          200,000            914,474           (210,000)
Other                                         4,499                -             42,840              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                       1,262,843        1,235,000         17,294,523         16,585,392
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 224,700          212,000          3,869,684          3,939,193
Payroll Taxes                               123,865          128,000          1,980,364          1,795,904
Accounts Payable                            542,254          795,000          9,165,670          8,468,812
Profit Sharing / Pension                     13,951           21,000            373,812            328,985
Insurance                                     5,708                -            682,002            592,343
Commissions                                  40,456           45,000            689,023            731,468
Utilities                                    23,279           14,000            224,128            196,498
Leases/Rents                                  1,645            3,000             58,149             63,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -              4,358                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
Capital Expenditures                        195,783          190,000            223,525            362,000
US Trustee Fees                               8,000            8,000             31,750             31,750
Court Costs                                       -                -                  -                  -
                                       ------------     ------------        -----------     --------------
     Total disbursements                  1,179,641        1,416,000         17,302,465         16,509,953
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $     83,202     $   (181,000)      $     (7,942)    $       75,439
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  US Bank                       1 964 5603 8997  Payroll - Hourly    $   71,606

  US Bank                       1 964 5603 8005  Payroll - Salaried      22,955

  Petty Cash                                     Petty Cash                 421

  National City                 884096836        Disbursement-AP        (79,659)


                               -

                                                                              -
                                                                     -----------
                                                                     $   15,323
                                                                     ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                              Month of           CUMULATIVE
                                             April 2003         FILING TO DATE
                                            --------------    -----------------

Gross Sales                                  $ 1,199,467      $ 17,050,769
Less: Defective mat'l returned                        55           (72,252)
      Sales allowances                            28,991           691,757
      Cash discounts                              12,501           160,785
                                             ------------     -------------
       Total sales deductions                     41,547            780,290
                                             ------------     -------------

      NET SALES                                1,157,920         16,270,479
                                             ------------     -------------

Cost of Sales                                  1,017,188         13,622,698
                                             ------------     -------------

     GROSS PROFIT                                140,732          2,647,781
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                 71,300            902,272
  General & Admin. expense                        54,068          1,027,217
  Corporate Fees                                  52,000            692,000
                                             ------------     -------------
   Total S G & A and Environ. Expense            177,368          2,621,489
                                             ------------     -------------

     OPERATING INCOME                            (36,636)            26,292
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                          (3,298)            (9,847)
  Interest Expense                                     -                  -
                                             ------------     -------------
   Other Income (Expense)                         (3,298)            (9,847)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                            (39,934)            16,445
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                39,000            519,250
 US Trustee Quarterly Fees                         8,000             31,750
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                      47,000            551,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                       (86,934)          (534,555)

Provision for Taxes                              (29,000)          (175,000)
                                             ------------     -------------

NET INCOME (LOSS)                            $   (57,934)     $    (359,555)
                                             ============     =============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                    4/30/03            1/15/02
                                                  -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents             $15,323        $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                        1,522,839         1,161,243
  Inventories -net                                 1,578,244         1,498,330
  Other assets - current                             605,245           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,721,651         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                              101,718            36,697
  intercompany receivable                          9,522,794         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,624,512         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,411,704         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,713,069         5,497,015
  Less: Accum. depreciation and amortization       3,834,064         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,879,005         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 15,225,168      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 4/30/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                    90,066                 -
  Accrued liabilities                                687,265                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    777,331                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  intercompany payable                             1,070,316                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                    1,070,316                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                   1,847,647                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt 1                                          -           320,225
  Unsecured debt                                     496,774           919,320
  intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      496,774         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  2,344,421         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                  (359,555)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                12,880,747        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 15,225,168      $ 14,479,847
                                               =============      ==============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                           0           40,591         40,591                  0
FICA-Employee                         0           26,531         26,531                  0
FICA-Employer                       274           26,531         26,531                274
Unemployment                          0              586            586                  0
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                             --------------------------------------------------------------
 TOTAL FEDERAL TAXES               $274          $94,239        $94,239               $274
                             --------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                           0           16,059         16,059                  0
Unemployment                         21           13,567         13,567                 21
Sales                             1,566            1,043          1,566              1,043
Income Tax                            0                0              0                  0
Real Property                    64,432            4,600         25,447             43,585
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $66,019          $35,269        $56,639            $44,649
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES       $66,293         $129,508       $150,878            $44,923
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   -------------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      90,066                0              0             0                     0             90,066
Wages Payable                        492,424                0              0             0                     0            492,424
Taxes Payable (Other than income)     44,923                0              0             0                     0             44,923
Professional Fees                          0                0              0             0                     0                  0
Rent/Lease - Building                      0                0              0             0                     0                  0
Rent/Lease - Equipment                19,522                0              0             0                     0             19,522
Other Accrued Liabilities            130,396                0              0             0                     0            130,396
Deferred Income Taxes Payable              0                0              0             0                     0                  0
Secured Debt                               0                0              0             0                     0                  0
intercompany Payable               1,070,316                0              0             0                     0          1,070,316
Other LT Liabilities                       0                0              0             0                     0                  0
                                  -------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS          $1,847,647               $0             $0            $0                    $0         $1,847,647
                                  =================================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
----------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
----------------------------------------------------------------------------------
FWT-2040015100                         Weekly        40,591             EFT to ADP
FICA-2040025100-Employee               Weekly        26,531             EFT to ADP
FICA-2040035100-Employer               Weekly        26,531             EFT to ADP
FUI-2042605100                         Weekly           586             EFT to ADP
SWT-IA-2041155100                      Weekly        15,514             EFT to ADP
SUI-SC-2042405100                      Weekly            30             EFT to ADP
SWT-SC-2041405100                      Weekly            49             EFT to ADP
SUI-IA-2042155100                      Weekly        13,537             EFT to ADP
SWT-IL-2041135100                      Weekly           496             EFT to ADP
Real Estate Taxes-2060015100     Twice Yearly        25,447             Chk # 5453



                                                   --------
TOTAL POST PETITION TAXES PAID                     $150,878
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $1,537,006
PLUS Amounts billed during the period                                1,128,721
LESS Amounts collected during the period                             1,201,569
                                                                    ------------
Total Accounts Receivable at the end of the reporting period        $1,464,158
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                        1,188,733
31-60 days old                                                         117,318
61-90 days old                                                          79,168
91+ days old                                                            78,939
                                                                 ---------------
Total Accounts Receivable                                            1,464,158
Amount considered uncollectible (bad debt)                              27,410
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $1,436,748
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                        NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.8

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         5/22/2003
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    -------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    --------------
RECEIPTS
--------
A/R Collections                   $  1,560,202      $  1,439,083     $ 30,367,803     $  31,478,404
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
intercompany Transfer                   18,720           400,000       (1,386,440)       (1,581,580)
Other                                    4,911                 -           36,430                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  1,583,833         1,839,083       29,017,792        29,896,824
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            299,751           328,271        6,344,659         6,617,524
Payroll Taxes                          256,098           237,555        3,309,582         3,475,583
Accounts Payable                       867,705         1,086,587       15,396,590        13,548,838
Profit Sharing / Pension                15,911            18,000          350,234         1,906,017
Insurance                                4,866             3,700        2,046,578         1,952,017
Commissions                             22,912            20,000          579,830           851,690
Utilities                               70,005            73,344          885,503           948,025
Leases / Rents                          33,943            34,750          432,891           550,561
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -                 -
Professional Fees-Bankruptcy                 -                 -                -                 -
Capital Expenditures                         -                 -                -                 -
US Trustee Fees                          8,000             8,000           38,250            38,250
Court Costs                                  -                 -                -                 -
                                 -------------     -------------     ------------     -------------
     Total disbursements             1,579,191         1,810,207       29,384,118        29,888,505
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $     4,642      $     28,875      $  (366,325)   $        8,319
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                                  N/A      Petty cash       $    1,000

  Iowa State Savings Bank                  18082912    Payroll              10,961

  National City Bank                       884096828   Disbursement       (123,441)

                                                                                 -

                                                                        ----------
                                                                        $ (111,480)
                                                                        ==========

Bank reconciliations are available.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of           CUMULATIVE
                                             April 2003          FILING TO DATE
                                            --------------     ----------------

Gross Sales                                   $ 1,286,115        $30,440,002
Less: Defective mat'l returned                          -                  -
      Sales allowances                             10,713            884,635
      Cash discounts                                1,019             42,896
                                             ------------        -----------
           Total sales deductions                  11,732            927,531
                                             ------------        -----------

        NET SALES                               1,274,383         29,512,471
                                             ------------        -----------
Cost of Sales                                   1,150,763         28,124,400
                                             ------------        -----------
        GROSS PROFIT                              123,620          1,388,071
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                53,137            890,399
    General & Admin. expense                       67,770            854,000
    Corporate Fees                                 76,000          1,262,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          196,907          3,006,399
                                             ------------        -----------
        OPERATING INCOME                          (73,287)        (1,618,328)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          (73,287)        (1,618,228)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              61,000            963,750
    US Trustee Quarterly Fees                       8,000             38,250
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 69,000          1,002,000
                                             ------------        -----------
INCOME (LOSS) BEFORE TAXES                       (142,287)        (2,620,228)

Provision for Taxes                               (48,000)          (878,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $    (94,287)      $ (1,742,228)
                                             ============       ============


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                         4/30/03         1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents               ($111,480)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            2,192,597        2,712,548
    Inventories -net                                     3,875,779        6,262,631
    Other assets - current                                 345,789          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          6,302,685        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                  813,802          919,242
    intercompany receivable                             14,967,373       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                  881,613              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           16,662,788       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,618,280       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,497,508        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 24,462,981     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                      4/30/03          1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                       642,337                -
    Accrued liabilities                                  1,814,498                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     2,456,835                -
                                                     -------------    -------------
           LONG-TERM DEBT - SECURED                              -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation            1,166,000                -
    Deferred income taxes                                        -                -
    intercompany payable                                         -                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                       1,166,000                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         3,622,835                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt 1                                              -        1,814,744
    Unsecured debt                                       5,511,226        6,919,853
    intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          5,511,226        8,734,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        9,134,061        8,734,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      1,130,662        1,130,662
    Retained earnings - postpetition                    (1,742,228)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   15,328,920       17,071,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 24,462,981     $ 25,805,745
                                                     =============    =============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                          17,166           59,760       76,927               (1)
FICA-Employee                        12,294           39,863       49,560            2,597
FICA-Employer                        12,294           37,863       49,560            2,597
Unemployment                         10,419              870        9,771            1,518
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 --------------------------------------------------------------
   TOTAL FEDERAL TAXES              $52,173         $140,356     $185,818          $ 6,711
                                 --------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                           9,836           22,538       21,956           10,418
Unemployment                         50,915           12,814       48,324           15,405
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                        72,175            8,020            0           80,195
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 --------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $132,926          $43,372      $70,280         $106,018
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------
TOTAL POST PETITION TAXES          $185,099         $183,728     $256,098         $112,729
                                 ==============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              ---------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    642,337        0            0             0          0           642,337
Wages Payable                       740,503        0            0             0          0           740,503
Taxes Payable (Other than income)   112,729        0            0             0          0           112,729
Professional Fees                    81,275        0            0             0          0            81,275
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           879,991        0            0             0          0           879,991
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
intercompany Payable                      0        0            0             0          0                 0
Other LT Liabilities              1,166,000        0            0             0          0         1,166,000
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $3,622,835       $0           $0            $0         $0        $3,622,835
                              =================================================================================


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  04/10/03        $2,015        113815
SWCC - Ia W/H                  04/25/03         2,082        113935
Iowa W/H                       04/10/03         8,378         96112
Iowa W/H                       04/25/03         9,481         58601
FIT PAYMENT                    04/02/03        19,356      10581464
FICM-FICA PAYMENT              04/02/03        25,627      10581464
FIT PAYMENT                    04/09/03         7,791      11349791
FICM-FICA PAYMENT              04/09/03        10,571      11349791
FIT PAYMENT                    04/16/03        23,391      12056413
FICM-FICA PAYMENT              04/16/03        27,666      12056413
FIT PAYMENT                    04/23/03         7,049      13308660
FICM-FICA PAYMENT              04/23/03        10,188      13308660
FIT PAYMENT                    04/30/03        19,339      14342061
FICM-FICA PAYMENT              04/30/03        25,069      14342061
Fed Unemployment               04/29/03         9,771      13891953
Iowa Unemployment              04/28/03        48,324        113970




                                            -----------
TOTAL POST PETITION TAXES PAID               $256,098
                                            ===========



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  April 30, 2003
                                                                                -----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $2,613,072
PLUS Amounts billed during the period                                       1,287,389
LESS Amounts collected during the period                                    1,560,202
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $2,340,259
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                1,893,374
31-60 days old                                                                  55,027
61-90 days old                                                                  69,818
91+ days old                                                                   322,040
                                                                       ---------------
Total Accounts Receivable                                                    2,340,259
Amount considered uncollectible (bad debt)                                     152,962
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $2,187,297
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 no
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      No
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.

